                             THE GABELLI ASSET FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1999

                                  [FIVESTARS]
            Morningstar Rated(TM) Gabelli Asset Fund 5 stars for the
           three-year period ended 9/30/99 among 3210 domestic equity funds, and 4 stars overall and for the five and ten-year
            periods ended 9/30/99 among 3210, 2010 and 751 domestic
                          equity funds, respectively.

TO OUR SHAREHOLDERS,

     Through most of the third quarter of 1999, stocks were slowly sinking under the weight of a declining bond market, a tumbling dollar, and the prospect of more aggressive Federal Reserve monetary policy tightening. Technology stocks--the last bastion of strength in an otherwise weak market--finally cracked in the last two weeks of the quarter, sending virtually all market indices sharply lower.

INVESTMENT PERFORMANCE

     For the third quarter ended September 30, 1999, The Gabelli Asset Fund's (the "Fund") net asset value declined 4.49%. The Standard & Poor's ("S&P") 500, Value Line Composite and Russell 2000 Indices declined 6.24%, 8.18% and 6.32%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 31.69% over the trailing twelve-month period. The S&P 500, Value Line Composite and Russell 2000 Indices rose 27.79%, 22.44% and 19.07%, respectively, over the same twelve-month period.

     For the ten-year period ended September 30, 1999, the Fund's total return averaged 14.65% annually versus average annual total returns of 16.80%, 12.26% and 10.93% for the S&P 500, Value Line Composite and Russell 2000 Indices, respectively. Since inception on March 3, 1986 through September 30, 1999, the Fund had a cumulative total return of 759.78%, which equates to an average annual total return of 17.15%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

                Average Annual Returns - September 30, 1999 (a)
              ----------------------------------------------------

1 Year....................................................................31.69%
5 Year....................................................................20.06%
10 Year...................................................................14.65%
Life of Fund (b)..........................................................17.15%

INVESTMENT RESULTS (a)

                                                         Quarter
                                        ------------------------------------------
                                         1st         2nd         3rd         4th         Year
                                         ---         ---         ---         ---         ----
1999:  Net Asset Value................  $37.18      $41.38      $39.52       --          --
       Total Return...................    4.8%       11.3%      (4.5)%       --          --
-----------------------------------------------------------------------------------------------
1998:  Net Asset Value................  $36.00      $36.41      $31.24      $35.47      $35.47
       Total Return...................   13.0%        1.1%      (14.2)%      18.2%       15.9%
-----------------------------------------------------------------------------------------------
1997:  Net Asset Value................  $27.00      $31.45      $34.99      $31.85      $31.85
       Total Return...................    2.2%       16.5%       11.3%        4.3%       38.1%
-----------------------------------------------------------------------------------------------
1996:  Net Asset Value................  $27.44      $28.09      $27.92      $26.42      $26.42
       Total Return...................    6.6%        2.4%      (0.6)%        4.5%       13.4%
-----------------------------------------------------------------------------------------------
1995:  Net Asset Value................  $23.84      $25.10      $26.76      $25.75      $25.75
       Total Return...................    7.3%        5.3%        6.6%        3.7%       24.9%
-----------------------------------------------------------------------------------------------
1994:  Net Asset Value................  $22.63      $22.36      $23.56      $22.21      $22.21
       Total Return...................  (2.9)%      (1.2)%        5.4%      (1.2)%      (0.1)%
-----------------------------------------------------------------------------------------------
1993:  Net Asset Value................  $21.10      $22.10      $23.63      $23.30      $23.30
       Total Return...................    6.1%        4.7%        6.9%        2.5%       21.8%
-----------------------------------------------------------------------------------------------
1992:  Net Asset Value................  $19.04      $18.91      $19.02      $19.88      $19.88
       Total Return...................    6.0%      (0.7)%        0.6%        8.5%       14.9%
-----------------------------------------------------------------------------------------------
1991:  Net Asset Value................  $17.36      $17.36      $17.90      $17.96      $17.96
       Total Return...................   11.1%        0.0%        3.1%        3.2%       18.1%
-----------------------------------------------------------------------------------------------
1990:  Net Asset Value................  $16.48      $16.81      $15.21      $15.63      $15.63
       Total Return...................  (4.5)%        2.0%      (9.5)%        7.8%      (5.0)%
-----------------------------------------------------------------------------------------------
1989:  Net Asset Value................  $16.46      $18.01      $18.73      $17.26      $17.26
       Total Return...................   12.0%        9.4%        4.0%      (1.0)%       26.2%
-----------------------------------------------------------------------------------------------
1988:  Net Asset Value................  $13.49      $14.62      $14.94      $14.69      $14.69
       Total Return...................   14.4%        8.4%        2.2%        3.5%       31.1%
-----------------------------------------------------------------------------------------------
1987:  Net Asset Value................  $12.97      $13.93      $14.66      $12.61      $12.61
       Total Return...................   19.6%        7.4%        5.2%      (14.0)%      16.2%
-----------------------------------------------------------------------------------------------
1986:  Net Asset Value................  $10.44      $11.21      $11.29      $11.28      $11.28
       Total Return...................  4.4%(b)       7.4%        0.7%      (0.1)%      12.8%(b
-----------------------------------------------------------------------------------------------

                                                                                 Dividend History
                                                              ------------------------------------------------------
                                                              Payment (ex) Date  Rate Per Share   Reinvestment Price
                                                              -----------------  --------------   ------------------
                                                              December 28,
                                                               1998.............     $1.419             $34.60
                                                              December 30,
                                                               1997............      $4.610             $31.73
                                                              December 31,
                                                               1996............      $2.770             $26.42
                                                              December 29,
                                                               1995............      $2.000             $25.75
                                                              December 30,
                                                               1994............      $1.056             $22.21
                                                              December 31,
                                                               1993............      $0.921             $23.30
                                                              December 31,
                                                               1992............      $0.755             $19.88
                                                              December 31,
                                                               1991............      $0.505             $17.96
                                                              December 31,
                                                               1990............      $0.770             $15.63
                                                              December 29,
                                                               1989............      $1.278             $17.26
                                                              December 30,
                                                               1988............      $0.775             $14.69
                                                              January 4, 1988..      $0.834             $12.07
                                                              March 9, 1987....      $0.505             $12.71

 (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.

                                                                  [PYRAMID LOGO]

WHAT WE DO

     The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 13 years at The Gabelli Asset Fund and for over 22 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

     Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value ("PMV") estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

TOO MUCH OF A GOOD THING?

     In the third quarter of 1999, the U.S. economy continued to barrel along at a pace that investors feared would lead to higher inflation. Paced by the long anticipated recovery in Japan, Asian economies are perking up. Coupled with prospects that European economies are gaining momentum, this has spawned concern that synchronized global growth would further increase inflationary pressure here at home. All of this positive global economic news was simply too much of a good thing for the U.S. bond market, which continued to slide.

     Long term, synchronized global growth is a blessing--we should all be thinking in terms of Gross World Product ("GWP") rather than Gross Domestic Product ("GDP"). However, in the short term it may put additional pressure on the Fed to press down on the monetary brakes. Investors should view this as a dose of cod liver oil--bitter medicine, but a tonic that will improve the long term health of the economy and the stock market. Unfortunately, "Mr. Market" often does not like to take his medicine and additional Fed interest rate hikes and higher bond yields are not likely to improve his mood. So, even though third quarter corporate earnings are likely to be quite strong, price/earnings ("P/E") multiples (a function of investor psychology and interest rates) may continue to contract, sending stocks even lower. The good news in this scenario would be the return of Ben Graham's "margin of safety" to the market.

     If the domestic economy begins to decelerate in the fourth quarter and the Fed declares a monetary cease-fire, "Mr. Market" may be in a better mood. Although P/E multiples are not likely to expand, they may stabilize, allowing earnings to rally stocks. However, with equity valuations still at relatively lofty levels, advances will engender additional speculative risks.

THE DOLLAR IN LIMBO--HOW LOW CAN IT GO?

     As we write, the dollar has hit a four-year low against the yen. This is another good news/bad news situation. A cheaper dollar benefits U.S. exporters and ultimately would help reduce trade deficits, which have been running at extraordinarily high levels. It also bolsters dollar denominated earnings from the international operations of U.S. companies. However, over the short term, it actually increases dollar calculated trade deficits. Perhaps most importantly, a lower dollar is potentially inflationary, because the prices of imported products that U.S. consumers treasure will move higher. If the American consumer is willing to pay these higher prices for Toyota cars and trucks, Sony big screen televisions, and Sega video games, it will soon be reflected in the Consumer Price Index ("CPI"). This leads us to another important question...

WILL FATIGUE HIT THE AMERICAN CONSUMER?

     High employment and the "wealth effect" of a rising housing and stock market have buoyed consumer confidence. Discretionary income has risen as a result of depressed energy prices, low mortgage rates, and rising wages. If the domestic economy does slow down, consumers may become more concerned about job security. When investors receive third quarter statements from their brokers, money managers and mutual funds, they will realize that their net worth has been trimmed. Americans are paying more at the pump for gasoline and their home heating bills will be significantly higher this winter. Variable rate mortgage payments will increase and new fixed rate mortgages are higher. So, consumers will not be able to raise spending money by leveraging real estate assets--no more "take the home mortgage from $100,000 to $150,000 with the same monthly payments and pocket the difference". As aforementioned, the prices for imported goods are increasing. Will all this be enough to cause the

American consumer to tighten the purse strings? Or, will a significant tax cut--the Republicans are running on the "3 Fs" (Faith, Finances, and Family)--embolden the American consumer and keep the economic wheels moving here and abroad?

DEALS, DEALS, DEALS--A VALUE INVESTORS' BEST FRIEND

     We have discussed some of the issues likely to impact the economy and the stock market over the short term. Being investors, not clairvoyants, we have not come to any rock solid conclusions. One thing we are much more certain about that is ongoing, and perhaps accelerating, is global consolidation. As economic borders continue to be eliminated and regulatory barriers fall, bigger is better. Companies that can extend their franchises and lower their costs will be the ultimate winners in the global economic village.

     Contrary to popular opinion, the future elimination of pooling of interest accounting in mergers is not going to slow what we have coined "The Third Great Wave of Takeovers". In fact, it will accelerate the process over the next year as deals get done ahead of the accounting rules change. Beyond 2001, different accounting rules will be no match for the powerful economic forces that are driving global consolidation. Wall Street will learn to value companies based on free cash flow--earnings before interest, taxes, depreciation, and amortization (or EBITDA), minus capital expenditures. This method is already the valuation standard for several of the industries we have followed for years, including broadcasting and cable television. Free cash flow is what any savvy business buyer looks at when evaluating an acquisition in any industry. As more deals get done in a wider range of industries, corporate managements will wean Wall Street analysts and investors from net earnings oriented valuations (price/earnings ratios) and lead them to understand that free cash flow is the best barometer of the value of a business.

THIS QUARTER'S SCORECARD

     Wireless stocks performed well this quarter as several deals in the industry helped surface value. Omnipoint, Nextel, and Vodafone AirTouch made it to the first page of our performance list. The Federal Communications Commission's ("FCC") decision to allow broadcasters to own two television stations in the same market focused investor attention on small group broadcasters such as Chris-Craft, Granite Broadcasting, and Young Broadcasting, all of which delivered attractive returns. Gold stocks Barrick Gold, Echo Bay Mines, Homestake Mining, Newmont Mining, and Placer Dome glittered this quarter as gold prices moved higher. Gaming industry holdings Park Place Entertainment, Harrah's, and Aztar also came up winners.

     In general, cyclical companies struggled as investors feared that additional Fed tightening would take the starch out of the economy. Portfolio disappointments included auto parts manufacturers Modine, Federal-Mogul, and Borg-Warner, and aerospace component companies BE Aerospace, Crane, Curtiss-Wright, Fairchild, GenCorp, and Precision Castparts. Based on valuations relative to earnings power through the economic cycle, we believe these cyclicals as well as other companies in the portfolio are outstanding values.

VIACOM AND CBS--DAN RATHER, MEET THE RUGRATS

     We are not likely to see cartoon characters on the CBS Evening News, but there is a great deal of synergy in the new Viacom/CBS. The combined company joins Time Warner, News Corp., and Disney in the pantheon of fully integrated media companies. They have content--Paramount Pictures, CBS' programming assets, and Simon & Schuster publishing--and distribution--the CBS Television Network, CBS Radio, Viacom's thriving cable networks (MTV, VH-1, and Nickelodeon), and CBS' huge outdoor advertising (billboard) business. Any advertiser looking to reach any demographic consumer segment will not have to go anywhere else. This "one stop shopping" feature for advertisers, the complete vertical integration of the company, and the ability to cross-market its own products should enhance revenues and drive down costs. In addition, CBS' Mel Karmazin is a worthy heir apparent to Viacom's energetic Chairman Sumner Redstone, thus diluting Wall Street's concern regarding the management succession question at Viacom. Both CBS' and Viacom's stock prices moved higher on the announcement of the merger, an indication that Wall Street understands that one plus one equals more than two in this combined company.

BROADCAST NEWS

     The FCC's August 1999 decision to allow duopolies--ownership of two television stations in the same market--should accelerate consolidation in the broadcast industry. Any broadcaster with a station in the top fifty markets will likely be entertaining overtures from the likes of NBC (owned by General Electric), ABC (owned by Disney), the new CBS/Viacom, and larger independent broadcasters, such as Tribune. NBC has already purchased a 32% position in Paxson Communications. We expect to see portfolio holdings such as Young Broadcasting, United Television, Granite Broadcasting, and Chris-Craft Industries receive a lot of attention in the months ahead.

WIRELESS WORKS

     About one year ago, AT&T began to set a new standard for the wireless communications industry. By piecing together a nearly seamless national network, eliminating roaming charges, and lowering prices to 20 cents per minute for calls to anywhere in the U.S., AT&T has forced other wireless providers to follow suit. The push is on for low cost national and even global wireless services. Prices throughout the industry are dropping and usage is increasing. New programs such as "calling party pays" and prepaid plans are also making wireless services more attractive. Finally, laptop computer sales continue to rise, and more data is moving over wireless systems. This further fuels demand for wireless spectrum and enhances the value of wireless assets.

     Toward the end of this quarter, we celebrated a blessed event. Telephone & Data Systems, one of our larger holdings, sold its personal communications services ("PCS") business Aerial Communications to VoiceStream Wireless. Although we like the investment prospects for PCS, TDS obtained a premium price for this business, and in the process of eliminating an asset that demanded considerable capital expenditures, improved its net earnings outlook. TDS stock made a move upward in the midst of the market declines during the last two weeks of September. In addition, this transaction should help to surface value in our other wireless communications holdings.

GAS, ELECTRIC AND WATER . . .

     Deregulation and impending competition in the electric and gas utilities industry has spawned a wave of consolidation. Cost cutting is a must and the single quickest way to cut costs is by merging with other utility companies, realizing economies of scale, saving money on plant and equipment, and eliminating duplicate corporate functions. Due to high costs and increasing concern over water quality, water companies have also become takeover targets. We have seen twenty-one transactions in the utilities industry from June 1 to September 30. This is not just a domestic phenomenon. Two large British utilities acquired American electric/gas utilities and the French, who brought us Perrier and Evian bottled water, are buying municipal water facilities in America.

     The "bigger is better" argument makes sense for utilities. Many electric utilities own, or are anxious to acquire, gas companies in order to be full service energy providers. Buying a gas company that overlaps the electric utility's service territory is particularly attractive to the electric companies because even more costs can be cut.

     Our conclusion is that the once dull utility stocks are becoming much more exciting. Our strategy is to own shares in fundamentally sound, reasonably valued mid-cap and small cap utilities and then wait for the buyers to come calling. Current utility holdings include Eastern Enterprises, Florida Public Utilities, Niagara Mohawk, and United Water Resources. We will most likely be adding more utility names to the portfolio in the quarters ahead.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Co. (AXP - $134.625 - NYSE) and its subsidiaries provide travel-related services, financial advisory services and international banking services worldwide. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, including travelers checks, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has focused AXP on its core charge card and investment management businesses. The company is expanding the competitive reach of its credit card operations, which should benefit if the U.S. Department of Justice prevails in its antitrust suit against the Visa and MasterCard associations.

Chris-Craft Industries Inc. (CCN - $56.125 - NYSE), through its 80% ownership of BHC Communications (BHC - $139.50 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns

59% of United Television (UTVI - $112.75 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. United Television recently completed the purchase of WHSW in Baltimore for $80 million. The station's call letters were changed to WUTB and the station became a UPN affiliate. UTVI also acquired WRBW, a UPN affiliate in Orlando, for $60 million in July 1998. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a market. The Chris-Craft complex is debt free and strongly positioned to expand its operations, with roughly $1.5 billion in cash and marketable securities.

Ferro Corp. (FOE - $21.3125 - NYSE), based in Cleveland, is a global specialty chemical manufacturer. The company is a leading producer of frits, powder coatings, polymer additives and plastic compounds. New CEO Hector Ortino is positioning Ferro to be a premier specialty chemical provider by focusing on profitable growth and shareholder value. The company's new strategy of using mature, cash generating businesses in the portfolio to finance investments in "springboard" businesses should help to accelerate earnings per share growth.

MediaOne Group Inc. (UMG - $68.3125 - NYSE) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, the company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology, which improves traditional cable service and enables next-generation products and services. UMG's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television provider recently agreed to be acquired by AT&T Corp. (T - $43.50 - NYSE) for $54 billion.

USA Networks Inc. (USAI - $38.75 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

Viacom Inc. (VIA'A - $43.25 - AMEX; VIA'B - $42.25 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The additions of Paramount Communications, Blockbuster Entertainment (acquired in 1994), and publisher Simon & Schuster make Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Watts Industries Inc. (WTS - $21.75 - NYSE), based in North Andover, Massachusetts, makes valves for the plumbing, heating and water quality, industrial, steam, oil and gas markets. In December 1998, the company announced plans to spin off its Circor International industrial oil and gas unit to shareholders. The spin-off was completed on October 6, 1999. Watts shareholders received one Circor share valued at $10.625 per share for every two Watts shares. Accordingly, the price of Watts was reduced by $5.3125 per share to reflect the spin-off. Watts will now focus on its existing plumbing and heating and water quality businesses.

Wynn's International Inc. (WN - $15.9375 - NYSE), founded in 1939, is a worldwide supplier of quality automotive and industrial components and specialty chemical products. The Automotive and Industrial Components Division includes Wynn's-Precision, a leader in sealing products and technology serving more than 1,000 customers in 14 industrial markets around the world, and Robert Skeels & Company, a regional wholesale distributor of builders' hardware products. The Specialty Chemicals Division is comprised of Wynn Oil Company and its subsidiaries, a worldwide manufacturer and marketer of specialty chemicals, equipment and related programs for automotive and industrial markets in over 100 countries. Wynn's has agreed to acquire Goshen Rubber Cos., a maker of O-rings, tetraseals, gaskets and other rubber, plastic and urethane products, for approximately $85 million.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

SHAREHOLDER MEETING

     We are pleased to report that the shareholders of the Gabelli Asset Fund overwhelmingly approved the proposal to create additional classes of shares for the Fund. The creation of new classes of shares provides the Fund with distribution alternatives that address the needs of various types of investors. The offering of new classes of shares should also enhance the potential for the Fund to attract additional investors in a manner that could provide added benefits for all shareholders of the Fund. The existing class of shares have been redesignated as Class AAA shares. The offering of new classes of shares will not diminish the ability of current shareholders to purchase and redeem shares at net asset value.

IN CONCLUSION

     The short term outlook for the market is, as always, uncertain. Investor psychology seems to have reversed itself. Last year, investors shrugged off bad news--anemic earnings, international economic turmoil, and big losses from highly leveraged hedge funds. This year, good news--a strong U.S. economy, solid earnings, and the prospect for synchronized global growth--has investors worried. "Mr. Market" will eventually sort all of this out. In the interim, we will continue to focus on strong companies trading at discounted prices. In his currently glum mood, "Mr. Market" may remain ambivalent to value. This should only increase the appetite of business buyers aggressively seeking bargains.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

                                       Sincerely,

                                       [MARIO J. GABELLI SIGNATURE]

                                       MARIO J. GABELLI, CFA
                                       Portfolio Manager and
                                       Chief Investment Officer

October 25, 1999

                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1999

Liberty Media Group                       MediaOne Group Inc.
Telephone & Data Systems Inc.             USA Networks Inc.
Time Warner Inc.                          Chris-Craft Industries Inc.
Cablevision Systems Corp.                 United Television Inc.
Viacom Inc.                               American Express Co.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                MARKET
       SHARES                                                   VALUE
       ------                                                   ------
                        COMMON STOCKS--93.1%
                        AEROSPACE--0.6%
         115,000        Boeing Co. .......................  $    4,901,875
          80,000        Northrop Grumman Corp. ...........       5,085,000
                                                            --------------
                                                                 9,986,875
                                                            --------------
                        AGRICULTURE--0.4%
          20,000        Agribrands International Inc. ....         992,500
         540,000        Archer-Daniels-Midland Co.  ......       6,581,250
                                                            --------------
                                                                 7,573,750
                                                            --------------
                        AUTOMOTIVE--0.5%
         150,000        General Motors Corp. .............       9,440,625
                                                            --------------
                        AUTOMOTIVE: PARTS AND ACCESSORIES--3.3%
         100,000        Arvin Industries Inc. ............       3,093,750
          25,000        Borg-Warner Automotive Inc. ......       1,075,000
         220,000        Dana Corp. .......................       8,167,500
         115,000        Federal-Mogul Corp. ..............       3,169,687
         620,000        GenCorp Inc. .....................      11,353,750
         265,000        Genuine Parts Co. ................       7,039,062
         110,000        Johnson Controls Inc. ............       7,294,375
         300,000        Modine Manufacturing Co. .........       6,993,750
         210,000        Standard Motor Products Inc. .....       4,081,875
         110,000        Superior Industries International
                         Inc. ............................       3,080,000
         100,000        TransPro Inc. ....................         493,750
          90,000        Wynn's International Inc. ........       1,434,375
                                                            --------------
                                                                57,276,874
                                                            --------------
                        AVIATION: PARTS AND SERVICES--0.5%
          35,000        Aviall Inc. ......................         358,750
          10,000        BE Aerospace Inc.+................         119,375
         181,000        Curtiss-Wright Corp. .............       5,837,250
          50,000        Fairchild Corp., Cl. A............         512,500
          60,000        Hi-Shear Industries Inc. .........         154,688
          17,900        Kaman Corp. ......................         228,225
          70,000        Precision Castparts Corp. ........       2,135,000
                                                            --------------
                                                                 9,345,788
                                                            --------------
                        BROADCASTING--4.7%
          65,000        CBS Corp. ........................       3,006,250
         460,612        Chris-Craft Industries Inc. ......      25,851,848
          71,637        Chris-Craft Industries Inc., Cl. B
                         (a)..............................       4,020,626
          23,333        Corus Entertainment Inc., Cl. B...         377,010
         150,000        Granite Broadcasting Corp. .......       1,668,750
          12,000        Gray Communications Systems
                         Inc. ............................         207,000
         183,300        Gray Communications Systems Inc.,
                         Cl. B............................       2,634,937
         140,000        Grupo Televisa SA, GDR+...........       5,591,250
         140,000        Liberty Corp. ....................       6,492,500
         115,000        Paxson Communications Corp., Cl.
                         A+...............................       1,408,750
         400,000        Television Broadcasting Ltd. .....       1,709,600
         247,500        United Television Inc. ...........      27,905,625
           4,000        Young Broadcasting Inc., Cl. A+...         209,500
                                                            --------------
                                                                81,083,646
                                                            --------------

                                                                MARKET
       SHARES                                                   VALUE
       ------                                                   ------
                        BUILDING AND CONSTRUCTION--1.2%
         290,000        Lone Star Industries Inc. ........  $   14,463,750
         172,000        Nortek Inc.+......................       5,869,500
           4,333        Nortek Inc., Special Common (a)...         147,864
                                                            --------------
                                                                20,481,114
                                                            --------------
                        BUSINESS SERVICES--1.2%
          60,000        Berlitz International Inc.,
                         New+.............................       1,263,750
          92,500        Burns International Services
                         Corp.+...........................       1,491,563
          29,962        Cendant Corp. ....................         531,825
           4,000        Dollar Thrifty Automotive Group
                         Inc.+............................          82,750
         100,000        Ecolab Inc. ......................       3,412,500
          66,500        Landauer Inc. ....................       1,670,812
         195,000        Nashua Corp.+.....................       1,730,625
         275,000        Nielsen Media Research Inc. ......      10,226,562
                                                            --------------
                                                                20,410,387
                                                            --------------
                        CABLE--5.2%
         667,000        Cablevision Systems Corp., Cl.
                         A+...............................      48,524,250
          40,000        Comcast Corp., Cl. A..............       1,442,500
          40,000        Comcast Corp., Cl. A Special......       1,595,000
         535,000        MediaOne Group Inc. ..............      36,547,187
          30,000        Shaw Communications Inc., Cl. B...         824,546
          40,000        Shaw Communications Inc., Cl. B,
                         ADR..............................       1,102,500
          10,000        UnitedGlobalCom Inc., Cl. A+......         716,250
                                                            --------------
                                                                90,752,233
                                                            --------------
                        CLOSED-END FUNDS--0.1%
          84,000        Royce Value Trust Inc. ...........       1,039,500
                                                            --------------
                        COMMUNICATIONS EQUIPMENT--0.6%
         275,500        Allen Telecom Inc.+...............       2,686,125
          45,000        Motorola Inc. ....................       3,960,000
          78,000        Nortel Networks Corp. ............       3,978,000
                                                            --------------
                                                                10,624,125
                                                            --------------
                        COMPUTER SOFTWARE AND SERVICES--0.0%
          25,000        Internet.com Corp.+...............         350,000
                                                            --------------
                        CONSUMER PRODUCTS--3.7%
         607,000        Carter-Wallace Inc. ..............      10,850,125
           2,750        Christian Dior SA.................         447,783
         337,000        Church & Dwight Co. Inc. .........       8,425,000
          15,000        Department 56 Inc.+...............         359,063
         175,000        Fortune Brands Inc. ..............       5,643,750
         330,000        Gallaher Group plc, ADR...........       8,971,875
         160,000        General Cigar Holdings Inc. ......       1,080,000
          93,356        General Cigar Holdings Inc., Cl.
                         B+ (a)...........................         630,153
          90,000        Gillette Co. .....................       3,054,375
          40,000        Harley Davidson Inc. .............       2,002,500
         100,000        Imasco Ltd. ......................       2,612,423
          30,000        National Presto Industries
                         Inc. ............................       1,158,750
         152,000        Philip Morris Companies Inc. .....       5,196,500
         510,000        Ralston Purina Group .............      14,184,375
          41,700        Syratech Corp.+...................         458,700
                                                            --------------
                                                                65,075,372
                                                            --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                MARKET
       SHARES                                                   VALUE
       ------                                                   ------
                        COMMON STOCKS (CONTINUED)
                        CONSUMER SERVICES--0.4%
          25,000        Ogden Corp. ......................  $      250,000
         380,000        Rollins Inc. .....................       5,866,250
                                                            --------------
                                                                 6,116,250
                                                            --------------
                        DIVERSIFIED INDUSTRIAL--3.5%
           5,000        Anixter International Inc.+.......         116,250
          10,000        Cooper Industries Inc. ...........         467,500
         275,000        Crane Co. ........................       6,170,312
          10,000        Gardner Denver Machinery Corp.+...         151,250
         205,000        GATX Corp. .......................       6,367,812
           5,000        General Electric Co. .............         592,813
         105,000        GenTek Inc.+......................       1,194,375
          50,000        Honeywell Inc. ...................       5,565,625
         190,000        ITT Industries Inc. ..............       6,044,375
         150,000        Katy Industries Inc. .............       1,800,000
          13,000        Kyocera Corp., ADR................         958,750
         350,000        Lamson & Sessions Co.+............       1,815,625
          54,868        Myers Industries Inc. ............         973,907
          80,000        National Service Industries
                         Inc. ............................       2,520,000
          10,000        Pentair Inc. .....................         401,250
         170,000        Reynolds Metals Co. ..............      10,263,750
         300,000        Tenneco Inc. .....................       5,100,000
          45,000        Thermo Power Corp.+...............         531,563
         127,000        Thomas Industries Inc. ...........       2,373,312
          15,000        TI Group plc......................         109,644
          80,000        Trinity Industries Inc. ..........       2,470,000
          40,000        Tyco International Ltd. ..........       4,130,000
                                                            --------------
                                                                60,118,113
                                                            --------------
                        ELECTRONICS--0.6%
          15,000        Advanced Micro Devices Inc. ......         257,813
           3,000        Hitachi Ltd., ADR.................         327,375
          10,000        Imation Corp.+....................         310,000
         904,700        Oak Technology Inc.+..............       4,042,878
          20,000        Sony Corp., ADR...................       3,001,250
         120,000        UCAR International Inc. ..........       2,737,500
                                                            --------------
                                                                10,676,816
                                                            --------------
                        ENERGY AND UTILITIES--4.1%
         125,000        AGL Resources Inc. ...............       2,031,250
         100,000        Atlantic Richfield Co. ...........       8,862,500
          35,000        BP Amoco plc, ADR.................       3,878,438
          38,000        Brown (Tom) Inc. .................         560,500
          30,000        Chevron Corp. ....................       2,662,500
         245,000        Citizens Utilities Co., Cl. B.....       2,771,563
         130,000        Devon Energy Corp. ...............       5,386,875
         165,000        Eastern Enterprises...............       7,662,187
          30,000        Energy East Corp. ................         712,500
          60,000        EOG Resources Inc. ...............       1,275,000
         115,000        Exxon Corp. ......................       8,732,812
         100,000        Florida Progress Corp. ...........       4,625,000
          10,000        Florida Public Utilities Co. .....         183,750
          25,000        Global Marine Inc. ...............         410,937
          40,000        Halliburton Co. ..................       1,640,000

                                                                MARKET
       SHARES                                                   VALUE
       ------                                                   ------
          10,000        New England Electric System.......  $      518,750
         150,000        Niagara Mohawk Power Corp. .......       2,315,625
          65,000        Pennzoil-Quaker State Co. ........         820,625
         325,000        Southwest Gas Corp. ..............       8,754,688
          65,000        Texaco Inc. ......................       4,103,125
          10,000        TNP Enterprises Inc. .............         389,375
          30,000        United Water Resources Inc. ......         978,750
          60,000        Wicor Inc. .......................       1,743,750
                                                            --------------
                                                                71,020,500
                                                            --------------
                        ENTERTAINMENT--13.6%
         230,000        Ascent Entertainment Group
                         Inc. ............................       3,162,500
         100,000        EMI Group plc.....................       1,450,000
          19,406        EMI Group plc, ADR................         141,849
          22,000        Fisher Companies Inc. ............       1,309,000
          40,000        Fox Entertainment Group Inc. .....         845,000
         150,000        GC Companies Inc.+................       4,500,000
          10,000        King World Productions Inc.+......         375,000
       2,275,000        Liberty Media Group, Cl. A+.......      84,459,375
         950,000        Time Warner Inc. .................      57,712,500
          11,000        Todd-AO Corp., Cl. A..............         165,000
         890,000        USA Networks Inc.+................      34,487,500
         781,000        Viacom Inc., Cl. A+...............      33,778,250
         315,000        Viacom Inc., Cl. B+...............      13,308,750
                                                            --------------
                                                               235,694,724
                                                            --------------
                        ENVIRONMENTAL SERVICES--0.2%
          77,500        EnviroSource Inc. ................          45,725
         220,000        Waste Management Inc. ............       4,235,000
                                                            --------------
                                                                 4,280,725
                                                            --------------
                        EQUIPMENT AND SUPPLIES--8.9%
         300,000        AMETEK Inc. ......................       5,943,750
          97,000        Amphenol Corp., Cl. A+............       4,807,563
           5,000        Case Corp. .......................         249,063
          72,000        Caterpillar Inc. .................       3,946,500
         110,000        CLARCOR Inc. .....................       1,849,375
         377,500        CTS Corp. ........................      21,706,250
          10,000        Danaher Corp. ....................         526,875
         380,000        Deere & Co. ......................      14,701,250
         230,000        Donaldson Co. Inc. ...............       5,333,125
          10,000        Fedders Corp. ....................          60,000
         122,000        Flowserve Corp. ..................       2,028,250
         166,300        Gerber Scientific Inc. ...........       3,720,962
         310,000        Hussmann International Inc. ......       5,270,000
         462,000        IDEX Corp. .......................      13,080,375
          10,000        Ingersoll-Rand Co. ...............         549,375
         200,000        Kollmorgen Corp. .................       2,437,500
          88,000        Lufkin Industries Inc. ...........       1,342,000
          18,000        Manitowoc Co. Inc. ...............         614,250
         255,000        Mark IV Industries Inc. ..........       5,036,250
         155,000        Material Sciences Corp.+..........       2,063,437
          32,000        Met-Pro Corp. ....................         340,000
         330,000        Navistar International Corp.+.....      15,345,000
          20,000        PACCAR Inc. ......................       1,017,500
         291,000        Pittway Corp. ....................       8,220,750

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                MARKET
       SHARES                                                   VALUE
       ------                                                   ------
                        COMMON STOCKS (CONTINUED)
                        EQUIPMENT AND SUPPLIES (CONTINUED)
         299,000        Pittway Corp., Cl. A..............  $    9,418,500
          97,355        Sequa Corp., Cl. A+...............       6,133,365
          96,000        Sequa Corp., Cl. B+...............       6,336,000
         180,000        SPS Technologies Inc.+............       6,828,750
          30,000        Valmont Industries Inc. ..........         506,250
         160,000        Watts Industries Inc., Cl. A......       3,480,000
         120,000        Weir Group plc....................         552,169
                                                            --------------
                                                               153,444,434
                                                            --------------
                        FINANCIAL SERVICES--5.4%
          17,150        Aegon NV..........................       1,483,475
               1        Al-Zar Ltd.+ (a) .................             350
           3,500        Alleghany Corp.+ .................         619,500
         205,000        American Express Co. .............      27,598,125
          53,000        Argonaut Group Inc. ..............       1,331,625
             220        Berkshire Hathaway Inc.+..........      12,100,000
         135,000        Block (H&R) Inc. .................       5,864,063
          85,000        Commerzbank AG, ADR...............       3,336,250
         150,000        Deutsche Bank AG, ADR.............      10,387,500
         170,000        Lehman Brothers Holdings Inc. ....       9,913,125
          30,000        Leucadia National Corp. ..........         630,000
         100,000        Mellon Bank Corp. ................       3,375,000
          31,834        Metris Companies Inc. ............         937,113
         249,000        Midland Co. ......................       5,229,000
           2,000        MONY Group Inc. ..................          57,750
          50,000        Paine Webber Group Inc. ..........       1,812,500
          31,000        Pioneer Group Inc. ...............         465,000
           3,000        Republic New York Corp. ..........         184,312
         100,000        St. Paul Companies................       2,750,000
          43,000        State Street Corp. ...............       2,778,875
          20,000        SunTrust Banks Inc. ..............       1,315,000
           8,000        Value Line Inc. ..................         279,000
          30,000        Waddell & Reed Financial Inc., Cl.
                         A................................         665,625
                                                            --------------
                                                                93,113,188
                                                            --------------
                        FOOD AND BEVERAGE--6.1%
          55,000        Bestfoods Inc. ...................       2,667,500
         100,100        Brown-Forman Corp., Cl. A.........       5,830,825
          60,000        Celestial Seasonings Inc.+........       1,155,000
          90,000        Chock Full o'Nuts Corp.+..........         978,750
          45,000        Coca-Cola Co. ....................       2,162,813
          75,000        Corn Products International
                         Inc. ............................       2,282,812
          60,000        Diageo plc, ADR...................       2,486,250
           4,500        Farmer Brothers Co. ..............         747,000
         120,000        General Mills Inc. ...............       9,735,000
          68,000        Heinz (H.J.) Co. .................       2,924,000
          60,000        Hershey Foods Corp. ..............       2,921,250
          20,000        Keebler Foods Co.+................         597,500
         240,000        Kellogg Co. ......................       8,985,000
          33,000        LVHM Moet Hennessy Louis Vuitton,
                         ADR..............................       1,980,000
         380,000        Pepsi Bottling Group Inc. ........       6,483,750
         425,000        PepsiCo Inc. .....................      12,856,250
         195,000        Quaker Oats Co. ..................      12,065,625
          70,000        Ralcorp Holdings Inc.+............       1,238,125
         180,000        Seagram Co. ......................       8,190,000

                                                                MARKET
       SHARES                                                   VALUE
       ------                                                   ------
         133,490        Tootsie Roll Industries Inc. .....  $    4,388,484
         720,000        Whitman Corp. ....................      10,260,000
          70,000        Wrigley (Wm.) Jr. Co. ............       4,816,875
                                                            --------------
                                                               105,752,809
                                                            --------------
                        HEALTH CARE--2.1%
          65,000        American Home Products Inc. ......       2,697,500
          24,000        Amgen Inc. .......................       1,956,000
          36,000        Biogen Inc.+......................       2,837,250
          40,000        Chiron Corp.+.....................       1,107,500
          10,000        Glaxo Wellcome plc................         520,000
         100,000        IVAX Corp. .......................       1,650,000
          65,000        Johnson & Johnson.................       5,971,875
           5,000        Life Technologies Inc.+...........         205,000
         110,000        Merck & Co. Inc. .................       7,129,375
         265,000        Pfizer Inc. ......................       9,523,438
          25,000        SmithKline Beecham plc............       1,440,625
         150,000        Women First Healthcare Inc.+......       1,059,375
                                                            --------------
                                                                36,097,938
                                                            --------------
                        HOTELS AND GAMING--1.8%
          13,400        Aztar Corp. ......................         137,350
          65,000        Boca Resorts Inc., Cl. A..........         682,500
         330,000        Gaylord Entertainment Co., Cl.
                         A................................       9,735,000
          20,000        GTECH Holdings Corp.+.............         428,750
          12,000        Harrah's Entertainment Inc.+......         333,000
         550,000        Hilton Hotels Corp. ..............       5,431,250
         914,000        Ladbroke Group plc................       3,186,239
         100,000        Mandalay Resort Group+............       1,975,000
         350,000        Mirage Resorts Inc.+ .............       4,921,875
         270,000        Park Place Entertainment Corp.+...       3,375,000
          50,000        Starwood Hotels & Resorts
                         Worldwide Inc. ..................       1,115,625
          60,000        Trump Hotels & Casino Resorts
                         Inc.+............................         255,000
                                                            --------------
                                                                31,576,589
                                                            --------------
                        METALS AND MINING--0.2%
          30,000        Barrick Gold Corp. ...............         652,500
         250,000        Echo Bay Mines Ltd.+..............         484,375
          45,000        Homestake Mining Co. .............         413,438
          70,000        Newmont Mining Corp. .............       1,811,250
          25,000        Placer Dome Inc. .................         371,875
         250,000        Royal Oak Mines Inc.+.............          10,217
         200,000        TVX Gold Inc.+....................         250,000
                                                            --------------
                                                                 3,993,655
                                                            --------------
                        PAPER AND FOREST PRODUCTS--0.7%
         184,700        Greif Bros. Corp., Cl. A..........       5,217,775
         312,000        St. Joe Corp. ....................       6,727,500
                                                            --------------
                                                                11,945,275
                                                            --------------
                        PUBLISHING--3.6%
           8,000        Central Newspapers Inc., Cl. A....         356,000
          32,000        Dow Jones & Co. Inc. .............       1,708,000
          70,000        Harcourt General Inc. ............       2,913,750

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                MARKET
       SHARES                                                   VALUE
       ------                                                   ------
                        COMMON STOCKS (CONTINUED)
                        PUBLISHING (CONTINUED)
          55,000        McClatchy Newspapers Inc., Cl.
                         A................................  $    1,966,250
         140,000        McGraw-Hill Companies Inc. .......       6,772,500
         420,000        Media General Inc., Cl. A.........      21,525,000
          85,000        Meredith Corp. ...................       3,086,563
         140,000        New York Times Co., Cl. A.........       5,250,000
          15,000        News Corp. Ltd., ADR..............         426,563
         400,000        Penton Media Inc. ................       6,500,000
          75,000        Pulitzer Inc. ....................       3,407,812
         140,000        Reader's Digest Association Inc.,
                         Cl. B............................       3,692,500
       1,650,000        Seat-Pagine Gialle SpA............       2,409,248
           6,000        Scripps (E.W.) Co., Cl. A.........         294,750
         115,000        Thomas Nelson Inc. ...............       1,121,250
           2,000        Tribune Co. ......................          99,500
                                                            --------------
                                                                61,529,686
                                                            --------------
                        REAL ESTATE--0.4%
         400,000        Catellus Developement Corp.+......       4,700,000
          48,000        Florida East Coast Industries
                         Inc. ............................       1,503,000
          71,000        Griffin Land & Nurseries Inc.+....         767,688
                                                            --------------
                                                                 6,970,688
                                                            --------------
                        RETAIL--2.2%
          41,000        Aaron Rents Inc. .................         707,250
          20,000        Aaron Rents Inc., Cl. A...........         295,000
          15,000        Albertson's Inc. .................         593,438
         400,000        AutoNation Inc.+..................       5,025,000
          80,000        Blockbuster Inc., Cl. A+..........       1,020,000
         175,000        Burlington Coat Factory Warehouse
                         Corp. ...........................       3,456,250
          40,000        Coldwater Creek Inc.+.............         800,000
         180,000        Gerald Stevens Inc.+..............       2,520,000
          32,000        Hannaford Bros. Co. ..............       2,254,000
         140,000        Kroger Co.+.......................       3,088,750
         180,500        Lillian Vernon Corp. .............       2,256,250
          62,000        Midas Inc. .......................       1,278,750
         580,000        Neiman Marcus Group Inc.+.........      13,557,500
         202,500        Scheib (Earl) Inc.+...............         556,875
                                                            --------------
                                                                37,409,063
                                                            --------------
                        SATELLITE--0.3%
          94,731        COMSAT Corp. .....................       2,806,406
         100,000        Globalstar Telecommunications
                         Ltd. ............................       2,300,000
                                                            --------------
                                                                 5,106,406
                                                            --------------
                        SPECIALTY CHEMICALS--1.6%
          58,000        Dexter Corp. .....................       2,164,125
           5,000        du Pont de Nemours (E.I.) and
                         Co. .............................         304,375
         425,000        Ferro Corp. ......................       9,057,813
         105,000        General Chemical Group Inc. ......         360,937
          30,000        Monsanto Co. .....................       1,070,625
         260,000        Nalco Chemical Co. ...............      13,130,000
          95,000        Sybron Chemicals Inc. ............       1,448,750
                                                            --------------
                                                                27,536,625
                                                            --------------

                                                                MARKET
       SHARES                                                   VALUE
       ------                                                   ------
                        TELECOMMUNICATIONS--9.1%
           5,000        Allegiance Telecom Inc. ..........  $      263,125
         110,000        Alltel Corp. .....................       7,741,250
         360,000        AT&T Corp. .......................      15,660,000
         250,000        BCE Inc. .........................      12,453,125
          22,500        BCT.Telus Communications Inc. ....         469,165
           7,500        BCT.Telus Communications Inc.,
                         ADR..............................         154,347
          37,500        BCT.Telus Communications Inc., Cl.
                         A................................         781,941
          12,500        BCT.Telus Communications Inc., Cl.
                         A, ADR...........................         257,246
          35,000        BellSouth Corp. ..................       1,575,000
          32,000        Cable & Wireless Optus Ltd. ......         696,000
         215,000        Cable & Wireless plc, ADR.........       7,121,875
         545,000        CenturyTel Inc. ..................      22,140,625
         325,665        Commonwealth Telephone Enterprises
                         Inc.+............................      14,329,260
          31,500        Commonwealth Telephone Enterprises
                         Inc., Cl. B+ ....................       1,368,281
          60,000        Embratel Participacoes SA+........         686,250
         155,000        GTE Corp. ........................      11,915,625
         374,500        RCN Corp. ........................      15,354,500
         460,000        Rogers Communications Inc.+.......       7,733,750
          10,000        Rogers Communications Inc., Cl. B,
                         ADR+.............................         169,059
          40,000        SBC Communications Inc. ..........       2,042,500
         180,000        Sprint Corp. .....................       9,765,000
          67,500        Telebras SA, ADR..................           2,109
         500,000        Telecom Italia SpA................       4,342,139
         120,000        Telecom Italia SpA, ADR...........      10,342,500
          45,900        Telefonica SA, ADR................       2,203,200
          10,000        Telefonos de Mexico SA, Cl. L,
                         ADR..............................         712,500
          67,500        Tele Norte Leste Participacoes
                         SA+..............................       1,046,250
          67,500        Telesp Participacoes SA...........       1,063,125
         100,000        US West Inc. .....................       5,706,250
                                                            --------------
                                                               158,095,997
                                                            --------------
                        TRANSPORTATION--0.4%
         110,000        AMR Corp.+........................       5,995,000
           8,000        Kansas City Southern Industries
                         Inc. ............................         371,500
           2,000        Providence & Worcester Railroad
                         Co. .............................          21,250
                                                            --------------
                                                                 6,387,750
                                                            --------------
                        WIRELESS COMMUNICATIONS--5.9%
          85,000        Associated Group Inc., Cl. A+.....       5,142,500
          40,000        Associated Group Inc., Cl. B+.....       2,422,500
          20,000        BCE Mobile Communication Inc. ....         793,750
          10,000        Leap Wireless International
                         Inc.+ ...........................         235,000
          55,000        NEXTEL Communications Inc., Cl.
                         A+...............................       3,729,688
          50,000        Omnipoint Corp.+..................       2,793,750
         100,000        Rogers Cantel Mobile
                         Communications Inc.+.............       2,368,750
          45,000        Sprint Corp. (PCS Group)..........       3,355,313
           6,750        Tele Celular Participacoes SA+....         127,828
          13,500        Tele Celular Sul Participacoes
                         SA...............................         749,250
          22,500        Tele Centro Oeste Celular
                         Participacoes SA.................          74,531
       1,800,000        Telecom Italia Mobile SpA.........      11,187,394

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                MARKET
       SHARES                                                   VALUE
       ------                                                   ------
                        COMMON STOCKS (CONTINUED)
                        WIRELESS COMMUNICATIONS (CONTINUED)
           1,350        Tele Leste Celular Participacoes
                         SA...............................  $       42,694
           3,375        Telemig Celular Participacoes
                         SA+..............................          99,562
           3,375        Tele Nordeste Celular
                         Participacoes SA+................          76,781
           1,350        Tele Norte Celular Participacoes
                         SA+..............................          38,475
         740,000        Telephone & Data Systems Inc. ....      65,721,250
          27,000        Telesp Celular Participacoes
                         SA+ .............................         705,375
          13,500        Tele Sudeste Celular Participacoes
                         SA+..............................         290,250
           7,000        Vodafone AirTouch plc, ADR........       1,664,250
                                                            --------------
                                                               101,618,891
                                                            --------------
                        TOTAL COMMON STOCKS...............   1,611,926,411
                                                            --------------
                        PREFERRED STOCKS--0.2%
                        AUTOMOTIVE: PARTS AND
                         ACCESSORIES--0.0%
       1,000,000        Standard Motor Products Inc.,
                         6.75% Conv. Pfd. ................         880,625
                                                            --------------
                        METALS AND MINING--0.0%
          10,000        Freeport-McMoRan Inc., 7.00% Conv.
                         Pfd. ............................         176,250
                                                            --------------
                        SATELLITE--0.0%
          20,000        Loral Space & Communications Ltd.,
                         6.00% Conv. Pfd.+ ...............         343,750
                                                            --------------
                        TELECOMMUNICATIONS--0.2%
          35,000        Sprint Corp., 8.25% Conv. Pfd. ...       2,743,125
       1,588,267        Telecomunicacoes de Sao Paulo SA
                         (Telesp), Preference Shares......         140,752
                                                            --------------
                                                                 2,883,877
                                                            --------------
                        WIRELESS COMMUNICATIONS--0.0%
       1,588,267        Telesp Celular SA, Preference
                         Shares, Cl. B....................          82,722
                                                            --------------
                        TOTAL PREFERRED STOCKS............       4,367,224
                                                            --------------

      PRINCIPAL                                                 MARKET
       AMOUNT                                                   VALUE
      ---------                                                 ------
                        U.S. GOVERNMENT OBLIGATIONS--6.4%
    $111,973,000        U.S. Treasury Bills, 4.57% to
                         4.81%++, due 10/14/99 to
                         12/02/99.........................  $  111,255,301
                                                            --------------
                        TOTAL INVESTMENTS--99.7%
                         (Cost $954,442,018)..............   1,727,548,936

                        OTHER ASSETS AND
                         LIABILITIES (NET)--0.3%..........       4,534,407
                                                            --------------
                        NET ASSETS--100.0%
                         (43,832,544 shares
                         outstanding).....................  $1,732,083,343
                                                            ==============

                        NET ASSET VALUE,
                         OFFERING AND REDEMPTION
                         PRICE PER SHARE..................          $39.52
                                                            ==============

                                                   SETTLEMENT   NET UNREALIZED
                                                      DATE       DEPRECIATION
                                                   ----------   --------------
                        FORWARD FOREIGN
                        EXCHANGE CONTRACTS

      19,646,294(b)     Deliver Hong Kong Dollars
                         in exchange for
                         USD 2,494,134...........   08/24/00    $      (13,268)
                                                                --------------

------------------------------

(a)  Security fair valued as determined by the Board of Trustees.
(b)  Principal amount denoted in Hong Kong Dollars.
+    Non-income producing security.
++   Represents annualized yield at date of purchase.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.
USD--U.S. Dollars.

                                                     [GRAPHIC]

        THE GABELLI ASSET FUND
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                   BOARD OF TRUSTEES
Mario J. Gabelli, CFA         Karl Otto Pohl
Chairman and Chief            Former President
  Investment Officer          Deutsche Bundesbank
Gabelli Asset Management
  Inc.

Felix J. Christiana           Anthony R. Pustorino
Former Senior Vice President  Certified Public
                              Accountant
Dollar Dry Dock Savings Bank  Professor, Pace
                              University
Anthony J. Colavita           Anthonie C. van Ekris
Attorney-at-Law               Managing Director
Anthony J. Colavita, P.C.     BALMAC International,
                              Inc.
James P. Conn                 Salvatore J. Zizza
Former Chief Investment       Chairman
  Officer
Financial Security Assurance  The Bethlehem Corp.
  Holdings Ltd.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

            OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA         Bruce N. Alpert
Portfolio Manager             President and Treasurer

James E. McKee
Secretary

              DISTRIBUTOR
        Gabelli & Company, Inc.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
 Skadden, Arps, Slate, Meagher & Flom
                  LLP

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Asset Fund. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.
---------------------------------------

GAB405Q399SR
                                         THE
                                         GABELLI
                                         ASSET
                                         FUND
                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1999